Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of John B. Sanfilippo & Son, Inc. (the “Company”) on Form 10-Q for the quarter ended December 26, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey T. Sanfilippo, Chief Executive Officer and Chairman of the Board, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 29, 2014

/s/ Jeffrey T. Sanfilippo

Jeffrey T. Sanfilippo

Chief Executive Officer and Chairman of the Board